UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2012

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Grant of Performance Units

On November 28, 2012, the Compensation Committee of the Company's Board of Directors approved the grant of performance units to Charles M. Swoboda, the Company's Chairman, Chief Executive Officer and President under the Company's 2004 Long-Term Incentive Compensation Plan, as amended (the “LTIP”), which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, dated October 23, 2012, as filed with the Securities and Exchange Commission on October 25, 2012. The performance units are designed to provide Mr. Swoboda incentive compensation if the Company's financial performance for the second through fourth fiscal quarters of fiscal 2013 (the “Performance Period”) achieves pre-established LED lighting systems revenue and non-GAAP pre-tax income thresholds. Any payment under the performance units will be paid in cash. The grant is intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Provided that the minimum non-GAAP pre-tax income threshold is achieved, Mr. Swoboda is eligible to receive pursuant to the performance units an incentive award determined by multiplying his base salary, his target award level and a performance measurement (specified as a percentage between 0% and 200%) derived by comparing the Company's actual LED lighting systems revenue during the Performance Period against pre-established LED lighting systems revenue targets. In the event of a change in control during the Performance Period, the percentage will be not less than 100%. The performance units awarded to Mr. Swoboda were granted pursuant to the terms of (i) a Master Performance Unit Award Agreement dated August 18, 2008 (the “Swoboda Award Agreement”), which was included as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2008 and is incorporated herein by reference, and (ii) a Notice of Grant dated November 28, 2012. Mr. Swoboda's target award level is set at 20% of his base salary.

Except as provided in the Company's Severance Plan for Section 16 Officers (filed as Exhibit 10.7 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2008) and except as provided with respect to death or long-term disability or a change in control, (i) Mr. Swoboda must be continuously employed by the Company in the position referenced above through the last day of the performance period, (ii) the performance units will not be considered earned by Mr. Swoboda until the last day of the performance period, and (iii) if Mr. Swoboda terminates his employment prior to the last day of the performance period, with or without cause, he will forfeit his performance units. If there is a change in control and Mr. Swoboda's employment terminates on or prior to June 30, 2013, Mr. Swoboda will not be entitled to payment under his performance units; however, he is entitled to payment of a similar amount under his Change in Control Agreement filed as Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Michael E. McDevitt
Michael E. McDevitt
Vice President & Interim Chief Financial Officer

Date: December 4, 2012

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